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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 28, 1998
                        (Date of earliest event reported)


                       CAPSTEAD SECURITIES CORPORATION IV
             (Exact name of Registrant as specified in its charter)


        Delaware                     33-68930                  75-2473215
(State of Incorporation)      (Commission File No.)         (I.R.S. Employer
                                                           Identification No.)

       2711 N. Haskell Avenue
             Suite 1000
            Dallas, Texas                                        75204
(Address of Principal executive offices)                       (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 874-2500

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Item 5.        Other Events.

         The sole purpose of this Current Report on Form 8-K is to file the opinions of Andrews & Kurth L.L.P. as Exhibits 5.1 and 8.1 to the Registration Statement on Form S-3 (Registration No. 33-42337) and the related consents as
Exhibit 24.1.


Item 7.  Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                              5.1 Opinion of Andrews & Kurth L.L.P. regarding legality

                              8.1 Opinion of Andrews & Kurth L.L.P. regarding certain tax matters

                             24.1 Consent of Andrews & Kurth (contained in the opinions filed as Exhibits 5.1 and 8.1)



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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CAPSTEAD SECURITIES CORPORATION IV



September 28, 1998                           By: /s/ WADE WALKER
                                                --------------------------------
                                                Wade Walker, Vice President



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                               INDEX TO EXHIBITS

   EXHIBIT
   NUMBER                         DESCRIPTION
   -------                        -----------
     5.1      Opinion of Andrews & Kurth L.L.P. regarding legality

     8.1      Opinion of Andrews & Kurth L.L.P. regarding certain tax matters

    24.1 Consent of Andrews & Kurth (contained in the opinions filed as Exhibits 5.1 and 8.1)